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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 9, 2012

UNITED COMMUNICATIONS PARTNERS INC.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
Nevada				000-53530			Not applicable
(State or other jurisdiction of incorporation)(Commission file
Number)(IRS Employer Identification Number)

Sveavagen 17, Box 3061, SE-103 61, Stockholm, Sweden	     		SE-
103 61
(Address of principal executive offices)			 (Zip Code)


Registrant's telephone number, including area code  +46 8660 7333

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 3.01(d). Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
See Item 8.01. Other Events.

Item 8.01. Other Events.

United Communications Partners Inc. ("UCP") announced today the Company intends to voluntarily file a Form 15 with the U.S. Securities and Exchange Commission (the "SEC") on or about March 12, 2012, to terminate the registration of its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company is eligible to terminated its registration by filing a Form 15 because it has fewer than 300 common stock shareholders of record at the beginning of its fiscal year.


As a result of filing the Form 15, the Company will no longer be required to file reports under the Exchange Act, including quarterly reports on From 10-Q, annual reports on Form 10-K, and current reports on Form 8-K.
 The Company expects that deregistration will become effective 90 days after the filing of the Form 15 with the SEC.

UCP's Board of Directors authorized the termination of registration of UCP's common stock after careful consideration of the advantages and disadvantages of being an SEC reporting company. The Board concluded that the consequences of remaining an SEC-reporting company, which included significant costs associated with regulatory compliance, outweighed the current benefits of remaining registered with the SEC.

UCP's Board of Directors intends to consider possible future actions that would be in the best interests of UCP.

On March 9, 2012, the Company issued a press release announcing the items described above. The full text of such press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

	(d) 	Exhibits

	99.1	Press release issued by the Company on March 9, 2012

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       UNITED COMMUNICATIONS PARTNERS INC.

Dated: March 9, 2012			            By:  /s/ Niclas Froberg
						Name: Niclas Froberg
						Title: President and Chief Executive Officer
Date

































UNITED COMMUNICATIONS PARTNERS INC. ANNOUNCES FILING OF FORM 15 TO END REPORTING OBLIGATIONS UNDER THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934

Stockholm, Sweden, March 9, 2012 (GLOBE NEWSWIRE) - United Communications Partners, Inc. ("UCP") (OTCQB:UCPA) (http://www.ucpworld.com) announced today that the Company intends to voluntarily file a Form 15 with the Securities and Exchange Commission (the "SEC") on or about March 12, 2012, to terminate the registration of its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company is eligible to terminate its registration by filing a Form 15 because it has fewer than 300 common stock shareholders of record at the beginning of its fiscal year.

As a result of filing the Form 15, the Company will no longer be required to file reports under the Exchange Act, including quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K. The Company expects that deregistration will become effective 90 days after the filing of the Form 15 with the SEC.

UCP's Board of Directors authorized the termination of registration of the UPC's common stock after careful consideration of the advantages and disadvantage of being an SEC reporting company. The Board concluded that the consequences of remaining an SEC-reporting company, which includes significant costs associated with regulatory compliance, outweighed the current benefits of remaining registered with the SEC.

UCP's board of directors intends to consider possible future actions that would be in the best interests of UCP.

ABOUT UNITED COMMUNICATIONS PARTNERS INC.

UCP is a communications network with its subsidiaries and operational focus in Europe, notably in the Nordic region.

FORWARD-LOOKING STATEMENTS

This press release contains or may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually," or "projected." You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements; projected events in this press release may not occur due to unforeseen circumstance, various factors, and other risks identified in a company's annual report on Form 10-K and other filings made by such company.

Contacts:
United Communications Partners Inc.
Carl Johan Grandinson
Secretary/Director
carljohan@ucpworld.com

United Communications Partners Inc.
Niclas Froberg
CEO
+46 735 050505 (cell) or +46 8 660 73 33
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